Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund	September 30, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 109.4% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.7%
BDO U.S.A. PC TBD% due 08/31/2028 «	$4,535	$4,444
Castlelake Aviation Ltd. 8.421% due 10/22/2027	2,978	2,977
Forward Air Corp. TBD% due 09/20/2030	1,800	1,761
Intelsat Jackson Holdings SA 9.772% due 02/01/2029	374	373
Profrac Services LLC 12.753% - 12.902% due 03/04/2025	7,404	7,432

Total Loan Participations and Assignments (Cost $16,802)		16,987

CORPORATE BONDS & NOTES 16.3%
BANKING & FINANCE 0.7%
Brandywine Operating Partnership LP 7.800% due 03/15/2028	2,000	1,864
Credit Agricole SA 6.316% due 10/03/2029 •(a)	100	100
EPR Properties 3.750% due 08/15/2029	3,100	2,493
GA Global Funding Trust 2.900% due 01/06/2032	2,700	1,983
Kilroy Realty LP
4.250% due 08/15/2029	100	86
4.750% due 12/15/2028	100	91

		6,617

INDUSTRIALS 12.3%
American Builders & Contractors Supply Co., Inc. 3.875% due 11/15/2029	4,600	3,838
B.C. Unlimited Liability Co. 3.875% due 01/15/2028	2,300	2,065
Chesapeake Energy Corp. 5.875% due 02/01/2029	5,950	5,604
CommonSpirit Health 4.187% due 10/01/2049	1,900	1,420
Community Health Systems, Inc. 5.625% due 03/15/2027	5,700	4,896
Comstock Resources, Inc. 6.750% due 03/01/2029	2,350	2,165
Continental Resources, Inc.
2.875% due 04/01/2032	5,500	4,122
5.750% due 01/15/2031	2,100	1,974
CQP Holdco LP 5.500% due 06/15/2031	6,200	5,503
DT Midstream, Inc.
4.125% due 06/15/2029	3,500	3,031
4.375% due 06/15/2031	3,600	3,031
Energy Transfer LP
6.125% due 12/15/2045 (e)	2,000	1,782
6.250% due 04/15/2049 (e)	3,000	2,757
EnLink Midstream LLC 6.500% due 09/01/2030	600	583
EQM Midstream Partners LP
4.500% due 01/15/2029 (f)	1,800	1,604
4.750% due 01/15/2031 (f)	2,400	2,069
5.500% due 07/15/2028 (f)	1,100	1,034
7.500% due 06/01/2030 (f)	3,100	3,117
Hess Midstream Operations LP
4.250% due 02/15/2030 (f)	2,450	2,069
5.500% due 10/15/2030 (f)	2,200	2,002
Howard Midstream Energy Partners LLC 8.875% due 07/15/2028	800	808
Integris Baptist Medical Center, Inc. 3.875% due 08/15/2050	2,000	1,367
Intelsat Jackson Holdings SA 6.500% due 03/15/2030	1,547	1,376
Kinder Morgan, Inc. 5.200% due 06/01/2033	4,000	3,702

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Matador Resources Co. 6.875% due 04/15/2028	3,000	2,948
Mineral Resources Ltd. 9.250% due 10/01/2028 (a)	4,000	4,045
National Fuel Gas Co. 2.950% due 03/01/2031	1,425	1,122
Noble Finance LLC 8.000% due 04/15/2030	500	507
Northriver Midstream Finance LP 5.625% due 02/15/2026	2,000	1,908
Olympus Water U.S. Holding Corp. 4.250% due 10/01/2028	4,200	3,428
Parkland Corp.
4.500% due 10/01/2029	3,900	3,344
4.625% due 05/01/2030	3,000	2,561
Permian Resources Operating LLC 5.875% due 07/01/2029	2,300	2,167
Rand Parent LLC 8.500% due 02/15/2030	5,000	4,631
Rockcliff Energy LLC 5.500% due 10/15/2029	4,400	3,965
Santos Finance Ltd. 6.875% due 09/19/2033	300	294
Seadrill Finance Ltd. 8.375% due 08/01/2030	750	764
Sitios Latinoamerica SAB de CV 5.375% due 04/04/2032	5,000	4,308
Southwestern Energy Co. 5.375% due 03/15/2030	2,250	2,053
Strathcona Resources Ltd. 6.875% due 08/01/2026	3,200	3,019
Suburban Propane Partners LP 5.000% due 06/01/2031 (e)	2,900	2,424
Sunoco LP
4.500% due 05/15/2029 (e)	6,500	5,712
4.500% due 04/30/2030 (e)	3,000	2,602
USA Compression Partners LP 6.875% due 09/01/2027 (e)	2,500	2,426
Valaris Ltd. 8.375% due 04/30/2030	5,700	5,709
Vital Energy, Inc. 9.750% due 10/15/2030	200	205

		122,061

UTILITIES 3.3%
CrownRock LP 5.000% due 05/01/2029	6,800	6,378
Enel Finance International NV 2.250% due 07/12/2031	5,200	3,933
Hilcorp Energy LP 6.000% due 02/01/2031	3,400	3,004
National Fuel Gas Co. 5.500% due 10/01/2026	1,112	1,097
ONEOK, Inc. 6.050% due 09/01/2033	8,000	7,864
Tallgrass Energy Partners LP 6.000% due 12/31/2030 (f)	5,700	5,038
Targa Resources Partners LP
4.875% due 02/01/2031 (f)	2,300	2,063
5.500% due 03/01/2030 (f)	4,300	4,030

		33,407

Total Corporate Bonds & Notes (Cost $168,654)		162,085

MUNICIPAL BONDS & NOTES 0.4%
CALIFORNIA 0.4%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021 3.850% due 06/01/2050	3,940	3,581

Total Municipal Bonds & Notes (Cost $3,579)		3,581

U.S. TREASURY OBLIGATIONS 20.8%
U.S. Treasury Notes
1.125% due 10/31/2026	230,000	206,110

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Total U.S. Treasury Obligations (Cost $226,248)		206,110

	SHARES
COMMON STOCKS 61.6%
CONSUMER STAPLES 0.8%
Kenvue, Inc.	401,800	8,068

ENERGY 37.5%
Antero Midstream Corp.	1,145,100	13,718
Antero Resources Corp. (b)	332,700	8,444
Cheniere Energy, Inc.	181,600	30,138
Chesapeake Energy Corp.	317,550	27,382
Devon Energy Corp.	174,400	8,319
Diamondback Energy, Inc.	114,900	17,796
DT Midstream, Inc. (b)	284,000	15,029
EnLink Midstream LLC	1,414,100	17,280
EQT Corp.	426,750	17,318
Hess Midstream LP 'A' (g)	588,756	17,151
Kinder Morgan, Inc.	1,165,400	19,322
Marathon Oil Corp.	660,800	17,676
Occidental Petroleum Corp.	213,083	13,825
ONEOK, Inc.	367,100	23,285
Pioneer Natural Resources Co.	114,800	26,352
Plains GP Holdings LP 'A' (g)	1,358,300	21,896
Targa Resources Corp.	495,000	42,432
Williams Cos., Inc.	1,038,700	34,994

		372,357

FINANCIALS 22.7%
Intelsat Emergence SA «(b)(h)	21,303	571
Venture Global Holdings Cls 'A' «(b)(h)	3,473	224,304

		224,875

INDUSTRIALS 0.5%
AP Moller - Maersk AS 'B'	2,600	4,694

UTILITIES 0.1%
Orsted AS	22,300	1,217

Total Common Stocks (Cost $307,872)		611,211

MASTER LIMITED PARTNERSHIPS 3.8%
ENERGY 3.8%
Crestwood Equity Partners LP	208,600	6,102
Energy Transfer LP	1,068,283	14,988
Enterprise Products Partners LP	181,787	4,975
Western Midstream Partners LP	287,668	7,833
Sunoco LP	82,860	4,056

Total Master Limited Partnerships (Cost $27,263)		37,954

RIGHTS 0.0%
INDUSTRIALS 0.0%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «(b)	2,231	21

Total Rights (Cost $0)		21

WARRANTS 0.0%
INDUSTRIALS 0.0%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	2,231	21

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Total Warrants (Cost $0)		21

EXCHANGE-TRADED FUNDS 0.4%
Alerian MLP ETF	101,300	4,275

Total Exchange-Traded Funds (Cost $3,701)		4,275

SHORT-TERM INSTRUMENTS 4.4%
REPURCHASE AGREEMENTS (i) 4.4%		43,869

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.0%
5.412% due 11/09/2023 (c)(d)(m)	195	194

Total Short-Term Instruments (Cost $44,063)		44,063

Total Investments in Securities (Cost $798,182)		1,086,308

Total Investments 109.4% (Cost $798,182)		$1,086,308
Financial Derivative Instruments (k)(l) 2.7%(Cost or Premiums, net $15,642)		26,892
Other Assets and Liabilities, net (12.1)%		(120,557)

Net Assets 100.0%		$992,643

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«					Security valued using significant unobservable inputs (Level 3).
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)					When-issued security.
(b)					Security did not produce income within the last twelve months.
(c)					Zero coupon security.
(d)					Coupon represents a yield to maturity.
(e)					Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(f)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(g)					This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(h)					RESTRICTED SECURITIES:
Issuer Description					Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Intelsat Emergence SA					02/05/2020 - 07/03/2023	$1,699	$571	0.05%
Venture Global Holdings Cls 'A'					06/27/2019 - 09/07/2022	22,361	224,304	22.60

						$24,060	$224,875	22.65%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(i)					REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BOS	5.330%	09/29/2023	10/02/2023	$5,200	U.S. Treasury Bonds 3.250% due 05/15/2042	$(5,283)	$5,200	$5,202
	5.360	09/29/2023	10/02/2023	5,200	U.S. Treasury Bonds 4.000% due 11/15/2042	(5,292)	5,200	5,202
BPS	5.360	09/29/2023	10/02/2023	4,100	U.S. Treasury Notes 0.500% due 04/30/2027	(10)	4,100	4,102
FICC	2.600	09/29/2023	10/02/2023	2,667	U.S. Treasury Notes 5.000% due 08/31/2025	(2,720)	2,667	2,667
	5.310	09/29/2023	10/02/2023	19,300	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2033	(19,686)	19,300	19,309
GSC	5.360	09/29/2023	10/02/2023	1,900	Freddie Mac 3.000% due 08/01/2052	(6)	1,900	1,901
SSB	2.600	09/29/2023	10/02/2023	302	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(308)	302	302
TDM	5.360	09/29/2023	10/02/2023	5,200	U.S. Treasury Notes 1.250% due 08/15/2031	(11)	5,200	5,202

Total Repurchase Agreements						$(33,316)	$43,869	$43,887

REVERSE REPURCHASE AGREEMENTS:
Counterparty				Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements

CIB				5.410%	09/14/2023	10/11/2023	$(112,746)	$(113,051)
NOM				5.650	07/28/2023	TBD(4)	(11,885)	(12,008)

Total Reverse Repurchase Agreements								$(125,059)

(j)					Securities with an aggregate market value of $125,473 have been pledged as collateral under the terms of master agreements as of September 30, 2023.
(1)					Includes accrued interest.
(2)					Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended September 30, 2023 was $(134,812) at a weighted average interest rate of 5.349%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)					Open maturity reverse repurchase agreement.
(k)					FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

WRITTEN OPTIONS: FUTURE STYLED COMMODITY OPTIONS(1)
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value

Call – ICE Brent Crude December 2023 Futures	$90.000	10/26/2023	40	$40	$(47)	$(165)

Total Written Options	$(47)	$(165)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Brent Crude December Futures	10/2023	27	$2,489	$203	$0	$(24)
Brent Crude December Futures	10/2024	6	494	(11)	0	(3)
California Carbon Allowance December Futures	12/2023	458	16,813	3,424	64	0
California Carbon Allowance December Futures	12/2024	148	5,855	(17)	21	0
Natural Gas October Futures	09/2024	141	4,764	(780)	1	0

$2,819	$86	$(27)

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Natural Gas January Futures	12/2024	141	$(6,238)	$900	$3	$0
Natural Gas November Futures	10/2023	200	(6,373)	1,420	222	0

$2,320	$225	$0

Total Futures Contracts	$5,139	$311	$(27)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	10/31/2026	$226,200	$15,689	$15,667	$31,356	$0	$(109)

Total Swap Agreements	$15,689	$15,667	$31,356	$0	$(109)

Cash of $8,866 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2023.
(1)	Future styled option variation margin asset of $28 is outstanding at period end.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2023	DKK	29,454	$4,311	$135	$0
10/2023	$4,238	DKK	29,927	5	0
11/2023	DKK	29,880	$4,238	0	(5)
11/2023	$693	EUR	639	0	(16)
BPS	10/2023	DKK	32,087	$4,690	142	0
11/2023	CAD	29,390	21,935	284	0
11/2023	$1,867	EUR	1,726	0	(39)
BRC	11/2023	EUR	268	$288	4	0
11/2023	$11	EUR	10	0	0
CBK	11/2023	CAD	1,998	$1,488	16	0
11/2023	EUR	1,264	1,356	17	0
11/2023	$1,226	EUR	1,142	1	(17)
11/2023	77	GBP	61	0	(3)
JPM	11/2023	EUR	3,321	$3,585	68	0
11/2023	GBP	589	739	21	0
11/2023	$91	EUR	86	0	0
11/2023	522	GBP	409	0	(22)
RBC	11/2023	CAD	218	$162	2	0
11/2023	EUR	938	1,036	42	0

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

		11/2023		$12,081		CAD	16,335	0		(47)
		11/2023		868		EUR	786	0		(36)
SCX		11/2023		919			830	0		(40)
TOR		11/2023	CAD	866			$645	7		0
UAG		11/2023		$646		EUR	586	0		(26)

Total Forward Foreign Currency Contracts								$744		$(251)

SWAP AGREEMENTS:
TOTAL RETURN SWAPS ON AND EQUITY INDICES
										Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	Alerian Midstream Energy Total Return Index	16,725	5.780% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/13/2023	$11,815	$0	$89	$89	$0
BPS	Receive	AMZX Index	12,312	5.500% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/13/2023	18,553	0	2,739	2,739	0
	Receive	AMZX Index	9,301	5.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2023	14,622	0	1,496	1,496	0
FAR	Receive	AMZX Index	12,776	5.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/21/2024	21,571	0	1,130	1,130	0
JPM	Receive	Alerian Midstream Energy Total Return Index	16,689	6.010% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/06/2024	12,400	0	0	0	0

								$0	$5,454	$5,454	$0

TOTAL RETURN SWAPS ON SECURITIES
										Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	Plains All American Pipeline LP	170,000	5.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/15/2023	$2,604	$0	$(12)	$0	$(12)
	Receive	Apartment Income REIT Corp.	1	5.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/23/2024	0	0	0	0	0
	Receive	EPR Properties	1	5.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/23/2024	0	0	0	0	0
	Receive	Simon Property Group, Inc.	1	5.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/23/2024	0	0	0	0	0
	Receive	WP Carey, Inc.	1	5.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/23/2024	0	0	0	0	0
	Receive	Energy Transfer LP	895,600	5.830% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/07/2024	10,669	0	2,022	2,022	0
	Receive	Energy Transfer LP	1,143,495	5.850% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/07/2024	14,328	0	2,190	2,190	0

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

	Receive	Enterprise Products Partners LP	702,000	5.770% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/07/2024	17,929	0	1,608	1,608	0
	Receive	MPLX LP	710,500	5.770% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/07/2024	24,017	0	1,746	1,746	0
	Receive	MPLX LP	145,000	5.830% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/07/2024	4,759	0	202	202	0
	Receive	Plains All American Pipeline LP	936,200	5.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/07/2024	12,018	0	2,466	2,466	0
	Receive	Western Gas Partners LP	779,700	5.760% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/07/2024	21,238	0	343	343	0
FAR	Receive	Plains All American Pipeline LP	706,000	5.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/18/2023	8,698	0	2,267	2,267	0
	Receive	Western Gas Partners LP	410,000	5.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/18/2023	11,636	0	(243)	0	(243)
	Receive	Energy Transfer LP	1,131,421	5.810% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	14,460	0	1,591	1,591	0
	Receive	Enterprise Products Partners LP	670,000	5.810% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	17,319	0	1,056	1,056	0
	Receive	MPLX LP	318,000	5.810% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	11,000	0	407	407	0
	Receive	Plains All American Pipeline LP	152,000	5.810% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	1,933	0	407	407	0
	Receive	Western Gas Partners LP	216,550	5.810% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	6,055	0	(70)	0	(70)
GST	Receive	Energy Transfer LP	938,239	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	11,737	0	1,824	1,824	0
	Receive	Enterprise Products Partners LP	398,000	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	10,006	0	1,078	1,078	0
	Receive	MPLX LP	399,000	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	13,550	0	1,028	1,028	0
	Receive	Plains All American Pipeline LP	274,000	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	3,318	0	967	967	0
	Receive	Western Gas Partners LP	117,425	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	3,235	0	58	58	0

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

JPM	Receive	Gaming and Leisure Properties, Inc.	1	5.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	0	0	0	0	0
	Receive	Host Hotels & Resorts, Inc.	1	5.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	0	0	0	0	0
	Receive	Vici Properities, Inc.	1	5.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	0	0	0	0	0

								$0	$20,935	$21,260	$(325)

Total Swap Agreements								$0	$26,389	$26,714	$(325)

(m)

Securities with an aggregate market value of $194 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3		Fair Value at 09/30/2023

Investments in Securities, at Value
Loan Participations and Assignments						$0	$12,543		$4,444	$16,987
Corporate Bonds & Notes
Banking & Finance						0	6,617		0	6,617
Industrials						0	122,061		0	122,061
Utilities						0	33,407		0	33,407
Municipal Bonds & Notes
California						0	3,581		0	3,581
U.S. Treasury Obligations						0	206,110		0	206,110
Common Stocks
Consumer Staples						8,068	0		0	8,068
Energy						372,357	0		0	372,357
Financials						0	0		224,875	224,875
Industrials						0	4,694		0	4,694
Utilities						0	1,217		0	1,217
Master Limited Partnerships
Energy						37,954	0		0	37,954
Rights
Industrials						0	0		21	21
Warrants
Industrials						0	0		21	21
Exchange-Traded Funds						4,275	0		0	4,275
Short-Term Instruments
Repurchase Agreements						0	43,869		0	43,869
U.S. Treasury Bills						0	194		0	194

Total Investments						$422,654	$434,293		$229,361	$1,086,308

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared						311	0		0	311
Over the counter						0	27,458		0	27,458

						$311	$27,458		$0	$27,769
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared						(192)	(109)		0	(301)
Over the counter						0	(576)		0	(576)

						$(192)	$(685)		$0	$(877)

Total Financial Derivative Instruments						$119	$26,773		$0	$26,892

Totals						$422,773	$461,066		$229,361	$1,113,200

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2023:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases	Net Sales/Settlements		Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2023 (1)

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2023 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$3,720	$4,444	$(4,000)	$17	$283	$(20)	$0	$0	$4,444	$0
Common Stocks
Energy	100,536	0	(22,361)	0	0	(78,175)	0	0	0	0
Financials	489	22,361	0	0	0	202,025	0	0	224,875	202,025
Rights
Industrials	11	0	0	0	0	10	0	0	21	10
Warrants
Industrials	16	0	0	0	0	5	0	0	21	5

Totals	$104,772	$26,805	$(26,361)	$17	$283	$123,845	$0	$0	$229,361	$202,040

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 09/30/2023	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$4,444	Recent Transaction	Purchase Price	98.000	—
Common Stocks
Financials	224,304	Comparable Companies/Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	10.300/15.000	—
571	Indicative Market Quotation/Comparable Companies	Broker Quote/EBITDA Multiple	$/X	22.500/4.000	—
Rights
Industrials	21	Discounted Cash Flow	Discount Rate	2.750	—
Warrants
Industrials	21	Discounted Cash Flow	Discount Rate	2.750	—

Total	$229,361

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The PIMCO Cayman Commodity Fund IX, Ltd., NRGX SPV I LLC and NRGX SPV II LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), a wholly owned subsidiary of the PIMCO Dynamic Income Strategy Fund (the “Fund”) organized under the laws of the Cayman Islands, acts as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiaries. The Subsidiaries may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiaries comprising the entire issued share capital of the Subsidiaries, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets
Cayman Commodity Fund IX, Ltd	12/14/2018	2.1%
NRGX SPV I LLC	11/07/2022	0.8%
NRGX SPV II LLC	11/07/2022	0.0%

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such

Notes to Financial Statements (Cont.)

investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Common stock equivalent valuation estimates fair value by applying an equity adjustment based on observable comparable companies' equity value variances. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance.  Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing model may be utilized if an income or market approach is unreliable, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims in the capital structure. Option models can also be ‘back-solved’ if there are recent indicative transactions for securities within the same issuer. For instance, the Black-Scholes model is a specific type of generally accepted option model, typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily Vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada
BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	NOM	Nomura Securities International, Inc.	TOR	The Toronto-Dominion Bank
CIB	Canadian Imperial Bank of Commerce	PER	Pershing LLC	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar
DKK	Danish Krone	GBP	British Pound

Index/Spread Abbreviations:
AMZX	Alerian MLP Total Return Index	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REIT	Real Estate Investment Trust	TBD	To-Be-Determined
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles or at the time of funding
OIS	Overnight Index Swap